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                                                                   EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K/A into the Company's previously filed Registration Statements File Nos. 33-45015,
33-57519, 33-42561, 33-62257, 33-23294, 33-16585, 33-3827, 33-6604, 33-959,
2-91008, 33-40623, 33-46874, 33-46875 and 33-50628.


                                             ARTHUR ANDERSEN LLP
                                             ----------------------------------
                                             ARTHUR ANDERSEN LLP

Stamford, Connecticut
February 18, 1997

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